4884-1345-2837, v. 1 July 6, 2022 Kevin J. Leidwinger Re: Executive Employment Offer Letter Dear Mr. Leidwinger, I am pleased to offer you (“Executive”) the position of Chief Executive Officer of United Fire Group, Inc. (the “Company”). The proposed terms of your employment are as follows: 1. Duties: Executive will be employed by the Company as its Chief Executive Officer. The employment of Executive will commence August 22, 2022. Executive’s employment shall be for an indefinite term, but the employment of Executive will be “at will.” Executive will report directly to the Board of Directors. Executive will devote Executive’s full business time, attention, and best efforts to the performance of Executive’s duties and to the furtherance of the Company's interests, subject to standard exceptions for charitable and community activities, managing personal investment assets, and service on boards of other companies (public or private) not in competition with the Company (subject to applicable “overboarding” policies adopted by the Board of Directors of the Company), provided that none of these activities interferes with the performance of Executive’s duties hereunder, or creates a conflict of interest. 2. Location: Executive’s principal place of employment shall be at Company’s headquarters in Cedar Rapids, Iowa, subject to business travel as needed to properly fulfill Executive’s employment duties and responsibilities. 3. Base Earnings: Initial base salary of $750,000.00 per year, subject to regular annual review, payable in accordance with the standard payroll practices of the Company, and subject to all withholdings and deductions, as required by law. 4. Annual Bonus: For 2022, Executive’s cash bonus at target will be 125% of base salary, pro-rated for Executive’s partial year of employment, with a maximum cash bonus of 150% of target, pro-rated for Executive’s partial year of employment, upon attainment of the maximum level in all performance metric categories established by the Board of Directors and set forth in the Company’s existing 2022 annual incentive plan for its most senior management team members. For 2023, Executive’s cash bonus at target will be 125% of base salary, with an opportunity to achieve up to 200% of the target cash bonus opportunity upon attainment of the maximum level in all performance metric categories established by the Board of Directors. The actual amount of Executive’s cash bonus will be determined based on the terms of the Company’s annual incentive plan for its senior executives and attainment of applicable performance measures established by the Board of Directors. For 2022, the Company will guaranty that the cash bonus will be no less than target ($336,563, assuming a start date of August 22), regardless of attainment of applicable performance measures. DocuSign Envelope ID: 110AC4D5-5A68-4E9F-B187-B3A9170EFF80 Exhibit 99.2

DocuSign Envelope ID: 110AC4D5-5A68-4E9F-B187-B3A9170EFF80 4884-1345-2837, v. 1 5. Equity Grants: Executive’s incentive equity award will be made pursuant to the terms as the Company’s long term incentive plan (“LTIP”) for its senior executives. For 2022, Executive’s LTIP opportunity at target will be 150% of base salary, pro-rated for Executive’s partial year of employment, and will otherwise be subject to the Company’s existing 2022 long term incentive plan for its most senior management team members. For 2023, Executive’s LTIP opportunity at target will be 200% of base salary. LTIP awards are currently allocated as follows: (i) stock options vesting based on continued service - 25%; (ii) restricted stock units (“RSUs”) vesting based on continued service – 25%; and (iii) performance stock units (“PSUs”) earned based on achievement of performance measures – 50%, with the opportunity to earn up to 150% of the target PSU amount upon attainment of the maximum level in all performance metric categories established by the Board of Directors. (For 2023, the Board of Directors will consider increasing the maximum PSU payout opportunity to 200% of target, based on the establishment of acceptable maximum performance metrics). For 2022, Executive will be guaranteed a minimum PSU payout at target ($201,937, assuming a start date of August 22), regardless of attainment of applicable performance measures. 6. Initial Stock Award: Upon commencement of employment, Executive will receive an initial incentive equity award of 17,500 RSUs, vesting as follows: (i) 5,834 shares upon commencement of employment; (ii) 5,833 shares on December 31, 2023; and (iii) 5,833 shares on December 31, 2024. 7. Change in Control Severance Agreement: The Company will enter into a Change in Control Severance Agreement (the “CIC Agreement”) with Executive in the same form in which it has entered into such agreements with select other senior executives. The form of CIC Agreement provides for a payment of 1.5X base compensation and cash bonus on a “double trigger” basis. 8. Paid Time Off (PTO): Executive will initially accrue paid time off at 10.34 hours semi-monthly. This is equivalent to 31 days of PTO after a full year of service. This PTO accrual is at the maximum rate of accrual at the Company. Executive will receive an initial award of PTO, upon commencement of employment, of 40 hours. 9. Use of Company Aircraft: Executive will be eligible to use the Company’s aircraft for personal travel. Executive’s use of Company aircraft, including the income tax treatment for such use, will be subject to the Company’s aircraft use policy. 10. Other Benefits and Perquisites: Executive will be eligible to participate in the employee benefit plans and programs generally available to the Company's executives, including group medical, dental, vision and life insurance, disability benefits, 401(k), cash balance pension, relocation benefits, and non-qualified deferred compensation plan, subject to the terms and conditions of such plans and programs. Executive will also be entitled to the fringe benefits and perquisites that are made available to other senior executives of the Company, including but not limited to a membership to a Cedar Rapids-area country club. The Company reserves the right to amend, modify or terminate any of its benefit plans or programs at any time and for any reason. 11. Stock Ownership Requirements: As Chief Executive Officer of the Company, Executive will be required to comply with the Company's Stock Ownership Requirements applicable to executive officers, which require the Executive to own a number of shares of common stock equal to four (4) times base salary, divided by the closing price of the Company’s common stock on the first day of employment (subject to increase or decrease by the Board), within five years of commencement of employment. 12. Non-Compete, Non-Solicitation, Non-Disclosure, and Assignment of Work Product: The Executive will execute the Company’s normal and customary agreement for senior executives relating to (i) competition with the Company and solicitation of the Company’s agents, customers, and employees, during the term of employment and for a period of one year thereafter, (ii) disclosure of confidential information, and (iii) assignment of work product.

DocuSign Envelope ID: 110AC4D5-5A68-4E9F-B187-B3A9170EFF80 4884-1345-2837, v. 1 13. Withholding: All forms of compensation paid to Executive as an employee of the Company shall be less all applicable withholdings. 14. At-Will Employment: Executive’s employment with the Company will be for no specific period. Rather, Executive’s employment will be at-will, meaning that Executive or the Company may terminate the employment relationship at any time, with or without cause, and with or without notice and for any reason or no particular reason. Although Executive’s compensation and benefits may change from time to time, the at-will nature of Executive’s employment may only be changed by an express written agreement signed by an authorized officer of the Company. 15. 409A: Notwithstanding anything herein the contrary, in the event that the Company determines that any amounts payable hereunder may be subject to Section 409A of the Internal Revenue Code of 1986, as amended, and the regulations and other interpretive guidance issued with respect thereto (“Section 409A”), the Company may take such actions that the Company determines are necessary or appropriate to: (i) exempt such payments from Section 409A and/or preserve the intended tax treatment of the benefits provided with respect to such payments or (ii) comply with the requirements of Section 409A and thereby avoid the application of penalty taxes under Section 409A. 16. Company Policies: During Executive’s employment, Executive shall comply with all of the Company’s rules, regulations, policies, and practices may be designated by the Company from time to time in its discretion. 17. Execution and Delivery. This Offer Letter may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes [The remainder of this page intentionally blank]

DocuSign Envelope ID: 110AC4D5-5A68-4E9F-B187-B3A9170EFF80 SIGNATURE PAGE FOR OFFER LETTER Executed as of the date first set forth above. UNITED FIRE GROUP, INC. By: James W. Noyce Chairman of the Board of Directors Acknowledged and accepted effective the date first set forth above: Kevin J. Leidwinger 4884-1345-2837, v. 1